UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2012

BANCTRUST FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Alabama	0-15423	63-0909434
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

107 St. Francis Street, Mobile, Alabama		36602
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (251) 431-7800

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Introduction

On May 29, 2012, BancTrust Financial Group, Inc. (“BancTrust”) announced the execution of a definitive agreement (the “Merger Agreement”) with Trustmark Corporation (“Trustmark”), dated May 28, 2012, pursuant to which BancTrust will be acquired by Trustmark through a merger of BancTrust with and into Trustmark. On August 13, 2012, in connection with a special meeting of its shareholders to approve the merger, BancTrust mailed a proxy statement/prospectus, dated August 13, 2012, to the BancTrust shareholders which was included in the registration statement on Form S-4 filed by Trustmark with the Securities and Exchange Commission (the “SEC”) (File No. 333- 182570) (the “Registration Statement”).

As disclosed on pages 71-72 of the proxy statement/prospectus, prior to the dissemination of the proxy statement/prospectus, a derivative action captioned Barton Dickson v. W. Bibb Lamar Jr., et al., Case No. 02-CV-2012-901523 (the “Dickson Action”) had been commenced against BancTrust, the directors of BancTrust (the “Director Defendants”) and Trustmark in the Circuit Court of Mobile County, Alabama (the “Court”), alleging that the Director Defendants breached their fiduciary duties in connection with the merger and that Trustmark aided and abetted those breaches of fiduciary duty.

Subsequently, on August 14, 2012, a shareholder class action captioned Margaret A. Stone v. W. Bibb Lamar Jr., et al., Case No. 02-CV-2012-901755 (the “Stone Action”) was commenced against BancTrust, the Director Defendants and Trustmark in the Court, alleging that the Director Defendants breached their fiduciary duties in connection with the merger, including by making incomplete and misleading disclosures concerning the merger, and that Trustmark aided and abetted those breaches of fiduciary duty. On August 16, 2012, the plaintiff in the Dickson Action filed an amended complaint in which he made similar allegations. Among other things, the amended complaint alleges that the BancTrust directors failed to take steps to maximize the value of the Company to its public stockholders and failed to fully disclose all material information necessary to cast an informed vote on the merger.

On September 23, 2012, to avoid the costs, risks and uncertainties inherent in litigation, the defendants entered into a Memorandum of Understanding (the “MOU”) with the plaintiffs in the Dickson Action and the Stone Action (together, the “Actions”) pursuant to which BancTrust is making the additional disclosures concerning the merger set forth below. The MOU also provides that, for purposes of settlement, the Court will certify a class consisting of all persons who were record or beneficial shareholders of BancTrust when the merger was approved by the BancTrust board of directors or any time thereafter (the “Class”). Finally, the MOU provides that, subject to approval by the Court after notice to the members of the Class (the “Class Members”), the Actions will be dismissed with prejudice and all claims that the Class Members may possess with regard to the merger, with the exception of claims for statutory appraisal, will be released. In connection with the settlement, the plaintiffs’ counsel intend to seek an award by the Court of attorneys’ fees and expenses to be paid by BancTrust. The parties will attempt to negotiate an award to recommend to the Court. In any event, the amount of the award to the plaintiffs’ counsel will ultimately be determined by the Court. This payment will not affect the amount of merger consideration to be paid by Trustmark or that any BancTrust shareholder will receive in the merger. There can be no assurance that the parties will ultimately enter into a definitive settlement agreement or that the Court will approve the settlement even if the parties enter into such an agreement. In such event, the proposed settlement as contemplated by the MOU may be terminated.

BancTrust and the other named defendants have vigorously denied, and continue to vigorously deny, that they have committed or aided and abetted in the commission of any violation of law or engaged in any of the wrongful acts that were alleged in the Actions, and the Director Defendants expressly maintain that they diligently and scrupulously complied with their fiduciary duties. Nothing in this filing, the MOU or any settlement agreement shall be deemed an admission of the legal necessity under applicable laws of any of the additional information contained in this filing.

Additional Disclosures

With regard to the “Background of the Merger” discussed on pages 50-53 of the proxy statement/prospectus:

BancTrust’s board of directors decided to contact Trustmark in May 2011 regarding a strategic business combination due to the circumstances that then existed with regard to its equity offering. At that time, discussions with potential investors in the equity offering were not progressing at a pace satisfactory to BancTrust’s board of directors and a substantial portion of the discussions focused on the value of BancTrust. The BancTrust board of directors at that time determined that seeking a potential offer from a likely strategic acquirer such as Trustmark would assist the board of directors in determining the best course of action to maximize value for BancTrust shareholders. On May 27, 2011, Banctrust entered into a confidentiality agreement with Trustmark which did not restrict Trustmark’s ability to acquire BancTrust capital stock.

As disclosed in the proxy statement/prospectus, in September 2011 the executive committee of BancTrust’s board of directors asked BancTrust management to re-establish communication with Trustmark regarding a potential strategic business combination. The executive committee made this decision because, at that time, negotiations with potential equity investors were indicating that a recapitalization of BancTrust through an equity offering might not yield maximum value for BancTrust shareholders due to a number of considerations that are discussed in the proxy statement/prospectus.

In 2011, BancTrust’s board of directors did not pursue a strategic business combination with a potential strategic acquirer other than Trustmark because, based on the circumstances that existed at that time, BancTrust’s board of directors and its management determined that quickly pursuing, on dual paths, an equity offering and a strategic business combination with the single most likely strategic acquirer was the course of action best calculated to maximize value for BancTrust shareholders, and Trustmark appeared to be the single most likely strategic acquirer of BancTrust.

As disclosed in the proxy statement/prospectus, Trustmark executive management informed BancTrust at a meeting held on November 14, 2011 that the executive committee of Trustmark’s board of directors had voted to terminate discussions with BancTrust. Trustmark executive management informed the BancTrust directors and officers present at that meeting that it was terminating discussions at that time because Trustmark believed that its due diligence findings did not support payment of the purchase price that the parties had been discussing.

As disclosed in the proxy statement/prospectus, following the November 14, 2011 meeting with Trustmark, BancTrust reengaged in discussions with the potential equity investors and entered into a letter agreement with the potential lead investors. Pursuant to the letter agreement, BancTrust agreed that if, prior to March 15, 2012, the letter agreement were terminated by the potential lead investors due to a violation of the non-solicitation and exclusive-dealing provisions of the letter agreement, or if BancTrust terminated the letter agreement in order to relieve itself from such non-solicitation and exclusive-dealing provisions, then BancTrust would pay to the potential lead investors an early termination fee totaling $1.75 million. Ultimately, the provisions expired by their own terms, and BancTrust was not required to, and did not pay, a termination fee to the potential lead investors.

As previously disclosed in the proxy statement/prospectus, BancTrust’s board of directors authorized the audit committee to serve as the principal contact to its outside advisors and to oversee BancTrust’s strategic initiatives. The rationale for this decision by the BancTrust’s board of directors was to have a group of independent directors take primary responsibility for BancTrust’s strategic initiatives. Subsequently, as disclosed in the proxy statement/prospectus, the audit committee recommended, and

BancTrust’s board of directors approved, the creation of the M&A committee of the board of directors to oversee BancTrust’s strategic initiatives. The reason for the creation of the M&A committee was to expand the group of independent directors overseeing BancTrust’s strategic initiatives without expanding the membership of the audit committee. The members of the M&A committee are: Tracy T. Conerly; Harris V. Morrissette; Clifton C. Inge, Jr.; David C. Delaney; Paul D. Owens, Jr.; Dennis A. Wallace; and Barry E. Gritter.

In determining the financial institutions that might be interested in a strategic business combination with BancTrust, the audit committee, in consultation with Keefe, Bruyette & Woods, Inc. (“KBW”), considered several criteria, including: the size of the financial institutions; the ability of the financial institutions to pay fair value to BancTrust shareholders; the geographic footprint of the financial institutions and their likely interest in acquiring the geographic footprint of BancTrust; and the prior acquisition track record of the financial institutions and their ability to consummate an acquisition in an efficient and expeditious manner.

With regard to the “Opinion of Keefe, Bruyette & Woods, Inc.” discussed on Pages 56-64 of the proxy statement/prospectus:

In its discounted cash flow analysis of BancTrust, KBW discounted the cash flows to present value using discount rates ranging from 11% to 16%. The range of discount rates was selected to provide sensitivities around BancTrust’s estimated cost of equity capital per the Capital Asset Pricing Model, or CAPM. The CAPM cost of equity was determined by adding (1) the 10 year U.S. Treasury yield of 1.75% to (2) the product of the large-cap equity risk premium (6.62%) per Ibbotson Associates long-horizon equity risk premium, and the adjusted 5-year NASDAQ Bank Index Beta (1.11%), and (3) the micro-cap size premium (3.89%), per Ibbotson Associates, which yielded an implied cost of equity capital of 13.02%.

Forward-Looking Statements

This current report includes forward-looking statements within the meaning and subject to the protection of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements can be identified by the use of words such as “expect,” “may,” “could,” “intend,” “project,” “hope,” “schedule,” “outlook,” “estimate,” “anticipate,” “should,” “will,” “plan,” “believe,” “continue,” “predict,” “contemplate” and similar expressions. Our ability to accurately project results or predict the future effects of our plans and strategies is inherently limited. Although we believe that the expectations reflected in our forward-looking statements are based on reasonable assumptions, actual results and performance could differ materially from those set forth in the forward looking statements. Our forward-looking statements are based on information presently available to management and are subject to various risks and uncertainties, in addition to the inherent uncertainty of predictions, including, without limitation, the risk that indications of an improving economy may prove to be premature; the risks presented by the recent economic recession and the slow recovery of the economy, which could continue to adversely affect credit quality, collateral values, including the value of real estate collateral and other real estate owned, investment values, liquidity and loan originations, reserves for loan losses, charge-offs of loans and loan portfolio delinquency rates; if we do not complete the merger with Trustmark, we may be compelled to seek additional capital to augment capital levels or ratios or improve liquidity, but capital or liquidity may not be available when needed or on favorable terms; existing regulatory requirements, changes in regulatory requirements, including accounting standards and legislation, and our inability to meet those requirements, including capital requirements, and increases in our deposit insurance premiums, could adversely affect the businesses in which we are engaged, our results of operations and financial condition; risks that competitive pressures among depository and other financial institutions may increase significantly; changes in the interest rate environment may reduce margins; and competitors may have greater financial resources and develop products that enable these competitors to compete more successfully than BancTrust can compete. These risks, specifically with respect to the pending Trustmark merger also include risks and uncertainties relating to the ability to obtain the requisite BancTrust shareholder approval; the risk that BancTrust or Trustmark may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; the risk that a condition to closing of the merger may not be satisfied; the timing to consummate the proposed merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on merger-related issues; general worldwide economic conditions and related uncertainties; and the effect of changes in governmental regulations. We also refer you to the other risks described in BancTrust’s reports and filings under “Cautionary Note Concerning Forward-Looking Statements” and “Risk Factors,” which are applicable as well. You should not place undue reliance on forward-looking statements, since the statements speak only as of the date that they are made. BancTrust has no obligation and does not undertake to publicly update, revise or correct any of its forward-looking statements after the date of this current report, or after the respective dates on which such statements otherwise are made, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It.

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger between Trustmark and BancTrust, Trustmark has filed with the SEC a Registration Statement on Form S-4 (File No. 333- 182570), which includes a proxy statement of BancTrust and a prospectus of Trustmark. BancTrust shareholders are urged to read the proxy statement/prospectus regarding the proposed transaction, as well as other documents filed with the SEC, because they contain important information. You may obtain a copy of the proxy statement/prospectus, as well as other filings containing information about Trustmark and BancTrust, without charge, at the SEC’s website (http:www.sec.gov) or by going to Trustmark’s Investor Relations page on its corporate website at www.trustmark.com or to BancTrust’s Investor Relations page on its corporate website at www.banktrustonline.com.

Participants in the Merger Solicitation

Trustmark, BancTrust and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from BancTrust shareholders in connection with the proposed transaction. Information about Trustmark’s directors and executive officers is set forth in its proxy statement for its 2012 Annual Meeting of Stockholders, which was filed with the SEC on March 30, 2012, and its Annual Report on Form 10-K for the year ended December 31, 2011, filed on February 27, 2012. These documents are available free of charge at the SEC’s website at www.sec.gov, or by going to Trustmark’s Investor Relations page on its corporate website at www.trustmark.com. Information about BancTrust’s directors and executive officers is set forth in its proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on April 12, 2011, and its Annual Report on Form 10-K for the year ended December 31, 2011, filed on April 12, 2012, as amended on April 27, 2012. These documents are available free of charge at the SEC’s website at www.sec.gov, or by going to BancTrust’s Investor Relations page on its corporate website at www.banktrustonline.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the transaction will be included in the proxy statement/prospectus that Trustmark intends to file with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE: September 24, 2012	BANCTRUST FINANCIAL GROUP, INC.

	By:	/s/ F. Michael Johnson
F. Michael Johnson
Executive Vice President, Chief Financial Officer and Secretary